Twelfth Amendment to Credit Agreement

This Twelfth Amendment to Credit Agreement (“Twelfth Amendment”), dated as of the 5th of January, 2018, by and between BENJAMIN MARCUS HOMES, L.L.C. (“BMH”), a Pennsylvania limited liability company, INVESTOR’S MARK ACQUISITIONS, LLC (“IMA”), a Delaware limited liability company (each a “Borrower Party” and collectively, the “Borrower Parties”), and Mark L. Hoskins (“Hoskins”), an individual residing in the Commonwealth of Pennsylvania,

AND

SHEPHERD’S FINANCE, LLC, a Delaware limited liability company (“Lender”).

WITNESSETH:

WHEREAS, the parties entered into that certain Credit Agreement dated December 30, 2011 as amended by the First Amendment to Credit Agreement dated December 26, 2012, the Second Amendment to Credit Agreement dated April 17, 2013, the Third Amendment to Credit Agreement dated July 24, 2013, the Fourth Amendment to Credit Agreement dated September 27, 2013, the Fifth Amendment to Credit Agreement dated December 30, 2013, the Sixth Amendment to Credit Agreement dated March 27, 2014, the Seventh Amendment to Credit Agreement dated December 31, 2014, the Eighth Amendment to Credit Agreement dated March 25, 2015, the Ninth Amendment to Credit Agreement dated June 26, 2015, the Tenth Amendment to Credit Agreement dated December 28, 2015, and the Eleventh Amendment to Credit Agreement dated July 20, 2016 (collectively the “Credit Agreement; and

WHEREAS, the parties wish to further amend the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings set forth in the Credit Agreement.

2. Modifications.

A.	“North Strabane Property” shall be defined as the property in Exhibit A to this Twelfth Amendment.

B.	Collateral shall also include the North Strabane Property

C.	The BMH Loan will be increased by money spent on the North Strabane Property. There will be no additional money put into the interest escrow or loan fee at the beginning for this financing. As with other lots, the payoff per lot will include an amount to be put into the interest escrow of 20% of the proceeds, however lots which payoff in the first 6 months will have 100% of their proceeds going towards principal.

D.	The payoffs during the first six months following this amendment for the North Strabane Property shall be 1/8th of the initial lending needed per lot. After six months, the payoffs shall be that amount divided by 1.2. The initial lending needed shall be the purchase price plus closing costs, estimated to be $1,000,000.

3. Miscellaneous. This Twelfth Amendment to the Credit Agreement, and all other terms and conditions of the Credit Agreement not specifically amended by this Twelfth Amendment shall continue and remain in full force and effect. No variation, modification, or amendment to this Twelfth Amendment shall be deemed valid or effective unless and until it is signed by the parties hereto. This Twelfth Amendment may be executed in counterparts, each of which once so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Eleventh Amendment to be duly and properly executed as of the date first above written.

The Borrower Parties:

Benjamin Marcus Homes, L.L.C.:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

Investor’s Mark Acquisitions, LLC:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

MARK L. HOSKINS INDIVIDUALLY:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins

Lender:

Shepherd’s Finance, LLC

By:	/s/ Daniel M. Wallach
Name:	Daniel M. Wallach
Title:	Chief Executive Officer

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The Guarantors join in the execution of this Eleventh Amendment to evidence their agreement to the applicable provisions of this Eleventh Amendment.

GUARANTORS:

Benjamin Marcus Homes, L.L.C.:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

Investor’s Mark Acquisitions, LLC:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins
Title:	Member

MARK L. HOSKINS INDIVIDUALLY:

By:	/s/ Mark L. Hoskins
Name:	Mark L. Hoskins

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